Exhibit 13

RULE 13a-14(b) CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vodafone Group Plc, a company incorporated under the laws of England and Wales (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 March 2013 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

7 June 2013	/s/ Vittorio Colao
Date	Vittorio Colao
Chief Executive

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

RULE 13a-14(b) CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vodafone Group Plc, a company incorporated under the laws of England and Wales (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 March 2013 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

7 June 2013	/s/ Andy Halford
Date	Andy N. Halford
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.